AMENDMENT TO CREDIT AGREEMENT

     Amendment dated as of February 2, 1999 to the Credit Agreement dated as of December 7, 1994 (as amended and restated by the Replacement and Restatement Amendment, dated as of October 10, 1996 and as may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined) among:

     (i) Borg-Warner Automotive, Inc., a Delaware corporation (the "Borrower");

     (ii) the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders");

     (iii) BANK OF MONTREAL, CREDIT LYONNAIS, CHICAGO AND CAYMAN ISLAND BRANCHES, THE INDUSTRIAL BANK OF JAPAN, LTD., THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NATIONSBANK, N.A., THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, BANK OF AMERICA NT&SA, AND THE FUJI BANK, LIMITED, as lead managers thereunder (the "Lead Managers");

     (iv) THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotiabank"), as co-arrangers thereunder (in such capacity, the "Co-Arrangers");

     (v) SCOTIABANK, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"); and

     (vi) CHASE, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement.

     NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

     1. Amendment to Subsection 10.1. Subsection 10.1 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and substituting therefor the following:

     (b) Leverage Ratio. Permit the ratio (the "Leverage Ratio") of (i) Consolidated Funded Debt on the last day of any fiscal quarter of the Borrower ending during any period set forth below to (ii) Consolidated Capitalization as at such date to exceed:

     Period                        Ratio
     09/30/98 - 12/31/99           0.58 to 1.00
     01/01/00 - 12/31/00           0.52 to 1.00
     Thereafter                    0.50 to 1.00

     2. Amendment to Subsection 10.6. Subsection 10.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

          10.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of all or any substantial part of its property, business or assets, whether now owned or hereafter acquired.

     3. Amendment to Subsection 10.12. Subsection 10.12 of the Credit Agreement is hereby amended by adding the following clause immediately before the period at the end of such subsection:

     ; provided that (i) the Borrower's $150,000,000 7% senior unsecured notes due 2006, the terms of which are no more restrictive than the terms of this Agreement, may contain a prohibition or limitation on the creation of Liens substantially similar to that in subsection 10.3 of this Agreement and (ii) the Borrower's proposed $400,000,000 senior unsecured notes to be issued in connection with its acquisition of Kuhlman Corporation, the terms of which will be no more restrictive than the terms of this Agreement, may contain a prohibition or limitation on the creation of Liens substantially similar to that in subsection 10.3 of this Agreement.

     4. Amendment to Subsection 10.13. Subsection 10.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the phrase "10.13 ["Reserved]".

     5. Replacement of Pricing Grid. Annex A to Schedule 1A of the Credit Agreement is hereby amended by deleting such Annex A to Schedule 1A in its entirety and substituting in lieu thereof the Pricing Grid attached as Annex A to Schedule 1A hereto.

     6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the "Amendment Effective Date") that both (a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, the Administrative Agent and the Majority Lenders and (b) Kuhlman Corporation shall have been acquired by the Borrower pursuant to a merger transaction.

     7. Representations and Warranties. (a) The Borrower hereby represents and warrants as of the date hereof and as of the Amendment Effective Date that each of the representations and warranties made by it in the Credit Agreement, as amended by this Amendment, is true and correct in all material respects on and as of each such date as if made on and as of each such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), with all references therein to "this Agreement" being deemed to refer to the Credit Agreement, as amended by this Amendment; and (b) the Borrower hereby represents and warrants as of the date hereof and as of the Amendment Effective Date that no Default or Event of Default has occurred or is continuing.

     8. Scope. This Amendment is to be narrowly construed. Except as expressly amended herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect, except as amended by this Amendment.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including telecopied counterparts), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                         BORG-WARNER AUTOMOTIVE, INC.

                         By:----------------------------------------------
                              Title:

                         THE CHASE MANHATTAN BANK, as
                         Administrative Agent, as a Co-Arranger and as a Lender


                         By:----------------------------------------------
                              Title:

                         BANK OF AMERICA NT&SA, as a Lead Manager and as a Lender


                         By:----------------------------------------------
                              Title:

                         BANK OF MONTREAL, as a Lead Manager
                         and as a Lender

                         By:----------------------------------------------
                              Title:

                         CREDIT LYONNAIS, CHICAGO BRANCH, as a Lead
                                Manager and as a Lender


                         By:----------------------------------------------
                              Title:

                         THE FIRST NATIONAL BANK OF CHICAGO, as
                         Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         THE FUJI BANK, LIMITED, as a Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         NATIONSBANK, N.A., as a Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         THE SUMITOMO BANK, LIMITED, CHICAGO
                              BRANCH, as a Lead Manager and as a Lender

                         By:----------------------------------------------
                              Title:

                         BANK OF HAWAII

                         By:----------------------------------------------
                              Title:

                         THE BANK OF NEW YORK

                         By:----------------------------------------------
                              Title:

                         THE BANK OF TOKYO-MITSUBISHI LTD.,
                         CHICAGO BRANCH

                         By:----------------------------------------------
                              Title:

                         CREDIT AGRICOLE INDOSUEZ

                         By:----------------------------------------------
                              Title:

                         ISTITUTO BANCARIO SAN PAOLO DI TORINO,
                         SPA NEW YORK

                         By:----------------------------------------------
                              Title:

                         MELLON BANK, N.A.

                         By:----------------------------------------------
                              Title:

                         THE NORTHERN TRUST COMPANY
                         THE SANWA BANK, LIMITED, CHICAGO BRANCH

                         By:----------------------------------------------
                              Title:

                         BARCLAYS BANK PLC

                         By:----------------------------------------------
                              Title: